UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2023

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Carole T. Faig as a Director

On December 13, 2023, upon the recommendation of the Nominating and Governance Committee of the Board of Directors (the “Board”) of Henry Schein, Inc. (the “Company”), the Board increased the size of the Board to fifteen directors and appointed Carole T. Faig as a new independent director to fill the resulting vacancy, effective immediately.

Prior to retiring in July 2021, from her 38-year career at Ernst & Young LLP (EY), Ms. Faig served in several leadership roles, including U.S. Health Leader and West Region Health and Life Sciences Leader, where she was responsible for developing and driving EY’s strategy to grow its health care practice in a rapidly changing environment.

On December 18, 2023, the Company issued a press release announcing the appointment of Ms. Faig to the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Amendment Number Four to the Henry Schein, Inc. Supplemental Executive Retirement Plan, amended and restated effective as of January 1, 2014

On December 12, 2023, the Compensation Committee of the Board approved Amendment Number Four to the Henry Schein, Inc. Supplemental Executive Retirement Plan, amended and restated effective as of January 1, 2014, as subsequently amended (the “Amendment”), effective as of January 1, 2024, to permit joint ventures and other entities owned 50% or more by the Company or its controlled group members to become participating employers in such Plan, subject to approval by the Company.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached as Exhibit 10.1 and incorporated herein by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment Number Four to the Henry Schein, Inc. Supplemental Executive Retirement Plan, amended and restated effective as of January 1, 2014

99.1	Press Release dated December 18, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)

Date: December 18, 2023	By:	/s/ Walter Siegel
Walter Siegel
Senior Vice President and Chief Legal Officer (Authorized Signatory)